UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2021

Date of Report (Date of earliest event reported)

ROTH CH ACQUISITION I CO.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39282	83-3584792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCH	The Nasdaq Stock Market LLC
Warrants	ROCHW	The Nasdaq Stock Market LLC
Units	ROCHU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on November 16, 2020, Roth CH Acquisition I Co. (“ROCH” or the “Company”) entered into an agreement and plan of merger (the “Agreement and Plan of Merger”), with Roth CH Acquisition I Co. Parent Corp. (“ParentCo”), Roth CH Merger Sub Corp. (“Merger Sub Corp”), Roth CH Merger Sub LLC (“Merger Sub LLC”) and PureCycle Technologies LLC (“PCT”). Upon the closing of the transactions contemplated in the Agreement and Plan of Merger, each of the following transactions will occur in the following order: (i) Merger Sub Corp will merge with and into ROCH (the “RH Merger”), with ROCH surviving the RH Merger as a wholly-owned subsidiary of ParentCo (the “ROCH Surviving Company”); (ii) simultaneously with the RH Merger, Merger Sub LLC will merge with and into PCT (the “PCT Merger”), with PCT surviving the PCT Merger as a wholly-owned subsidiary of ParentCo (the “Surviving Company”); and (iii) following the PCT Merger, ParentCo will contribute to the Surviving Company the proceeds of the PIPE Investment, other than the par value of the Common Stock, which will have been disbursed to ROCH, and within two days following the Closing, ROCH Surviving Company will acquire, and ParentCo will contribute to ROCH Surviving Company all of the common units of the Surviving Company directly held by ParentCo after the PCT Merger (the “ParentCo Contribution”), such that, following the ParentCo Contribution, Surviving Company shall be a wholly-owned subsidiary of the ROCH Surviving Company (the RH Merger and the PCT Merger, together with the other transactions related thereto, the “Business Combination”). In addition, in connection with the consummation of the Business Combination, the name of ParentCo is expected to change to PureCycle Technologies, Inc.

On March 16, 2021 at 10:00 a.m., Eastern standard time, the Company held a special virtual meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021, which was first mailed by the Company to its stockholders on or about February 16, 2021. Capitalized terms used but not defined herein have the meaning given them in the Proxy Statement/Prospectus.

As of February 12, 2021, the record date for the Special Meeting, there were 9,828,000 shares of Common Stock issued and outstanding and entitled to vote. There were 6,781,223 shares of Common Stock represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders. As of the end of the redemption period, public stockholders had requested the redemption of 5,100 shares of Common Stock.

PROPOSALS:

PROPOSAL 1:

To approve and adopt the Agreement and Plan of Merger, dated as of November 16, 2020 pursuant to which the Company will engage in the Business Combination with PCT.

For	Against	Abstain
6,780,469	75	679

PROPOSAL 2:

To approve the following material differences between the organizational documents of ParentCo that will be in effect upon the closing of the Business Combination and ROCH’s current amended and restated certificate of incorporation, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as separate sub-proposals, referred to in the Proxy Statement collectively as the Charter Proposals. Each of the sub-proposals received the following votes:

Charter Proposal 2A: To approve the change of the Company’s name to “PureCycle Technologies, Inc.” and remove certain provisions related to its status as a special purpose acquisition company.

For	Against	Abstain
6,780,461	81	681

Charter Proposal 2B: To approve the increase in the Company’s authorized common stock to 250,000,000 shares.

For	Against	Abstain
6,726,032	50,080	5,111

Charter Proposal 2C: To approve the creation of a class of undesignated preferred stock comprising 25,000,000 shares and authorize the Company’s Board of Directors to approve the issuance and terms thereof by resolution.

For	Against	Abstain
6,734,653	42,405	4,165

Charter Proposal 2D: To approve the prohibition of stockholders acting by written consent.

For	Against	Abstain
6,699,742	59,892	21,589

Charter Proposal 2E: To approve provisions in the proposed certificate that provide that special meetings of the stockholders may be called at any time only by the Chairman of the Board, the Chief Executive Officer or the Secretary at the request of the Chairman, CEO or a majority of the total directors that ParentCo would have were there no vacancies on the board of directors.

For	Against	Abstain
6,701,911	58,936	20,376

Charter Proposal 2F: To approve the classification of the board of directors into three separate classes until the first annual meeting of stockholders held after the fifth anniversary of the effectiveness of the Amended and Restated Certificate of Incorporation adopted in connection with the Business Combination (the “Sunset Date”), with directors in each class serving a three-year term.

For	Against	Abstain
6,718,626	52,144	10,453

Charter Proposal 2G: To approve provisions permitting the holders of a majority of the outstanding shares of capital stock to remove a director from office only for cause prior to the Sunset Date.

For	Against	Abstain
6,703,106	57,804	20,313

Charter Proposal 2H: To approve provisions requiring the vote of at least two-thirds of the voting power of outstanding shares of capital stock to amend certain provisions of the Certificate of Incorporation prior to the Sunset Date.

For	Against	Abstain
6,754,046	9,355	17,822

Charter Proposal 2I: To approve provisions requiring the vote of at least two-thirds of the voting power of outstanding shares of capital stock to amend certain provisions of the Bylaws prior to the Sunset Date.

For	Against	Abstain
6,754,256	9,105	17,862

PROPOSAL 3:

To approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market, LLC, the issuance of more than 20% of the current total issued and outstanding common stock of the Company in connection with the consummation of the Business Combination.

For	Against	Abstain
6,776,016	3,068	2,139

PROPOSAL 4:

To approve the election of seven directors.

Each of the director nominees received the following votes:

Director Nominee	Class	For	Withhold
Michael Otworth	III	5,550,765	1,230,458
Tanya Burnell	I	6,779,735	1,488
Richard Brenner	II	4,464,862	2,316,361
Dr. John Scott	I	5,550,765	1,230,458
Jeffrey Fieler	II	5,600,765	1,180,458
Timothy Glockner	I	5,600,765	1,180,458
Fernando Musa	III	5,600,765	1,180,458

PROPOSAL 5:

To approve the PureCycle Technologies, Inc. 2021 Equity and Incentive Compensation Plan to be effective after consummation of the Business Combination.

For	Against	Abstain
5,263,110	1,512,168	5,945

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2021

ROTH CH ACQUISITION I CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Chairman & Chief Executive Officer